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Exhibit 10.1

ISDA

International Swaps and Derivatives Association, Inc.

2002 MASTER AGREEMENT

dated as of December 30, 2003

[Name] ("Party A")	and	HARRAH'S OPERATING COMPANY, INC. ("Party B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this 2002 Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties or otherwise effective for the purpose of confirming or evidencing those Transactions. This 2002 Master Agreement and the Schedule are together referred to as this "Master Agreement".

Accordingly, the parties agree as follows:—

1.     Interpretation

        (a)    Definitions.    The terms defined in Section 14 and elsewhere in this Master Agreement will have the meanings therein specified for the purpose of this Master Agreement.

        (b)    Inconsistency.    In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement, such Confirmation will prevail for the purpose of the relevant Transaction.

        (c)    Single Agreement.    All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.     Obligations

        (a)    General Conditions.

    (i)
    Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

    (ii)
    Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

compensation in respect of that obligation or deferred obligation, as the case may be, pursuant to Section or (2), as appropriate. The fair market value of any obligation referred to in clause (b) above will be determined as of the originally scheduled date for delivery, in good faith and using commercially reasonable procedures, by the party obliged to make the determination under section 6(e) or, if each party is so obliged, it will be the average of the Termination Currency Equivalents of the fair market values so determined by both parties.

"Waiting Period" means:—

  (a)
  in respect of an event or circumstance under Section 5(b)(i), other than in the case of Section 5(b)(i)(2) where the relevant payment, delivery or compliance is actually required on the relevant day (in which case no Waiting period will apply), a period of three Local Business Days (or days that would have been Local Business Days but for the occurrence of that event or circumstance) following the occurrence of that event or circumstance; and

  (b)
  in respect of an event or circumstance under Section 5(b)(ii), other than in the case of Section 5(b)(ii)(2) where the relevant payment, delivery or compliance is actually required on the relevant day (in which case no Waiting Period will apply), a period of three Local Business Days (or days that would have been Local Business Days but for the occurrence of that event or circumstance) following the occurrence of that event or circumstance.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

[NAME] (Name of Party)	HARRAH'S OPERATING COMPANY, INC. (Name of Party)
By:	By:

SCHEDULE
to the 2002 MASTER
AGREEMENT
dated as of December 30, 2003
between

[Name] ("Party A")	and	HARRAH'S OPERATING COMPANY, INC. ("Party B") established as a corporation under the Laws of Delaware

PART I
Termination Provisions

(1)
"Specified Entity" means, in relation to Party A, for the purpose of:

  Section 5(a)(v), none;

  Section 5(a)(vi), none;

  Section 5(a)(vii), none; and

  Section 5(b)(v), none;

    and, in relation to Party B, for the purpose of:

  Section 5(a)(v), any Affiliate of Party B;

    Section 5(a)(vi), Parent or any of its Significant Subsidiaries (as such terms are defined in the Credit Agreement referred to in Part 5(6) hereof);

  Section 5(a)(vii), Parent or any of its Significant Subsidiaries (as such terms are defined in the Credit Agreement); and

  Section 5(b)(v), none.

(2)
"Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(3)
The "Cross-Default" provisions of Section 5(a)(vi) will apply to Party A, any applicable Specified Entity of Party B and Party B, and for such purpose:

(a)
"Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement, except that such term shall not include obligations in respect of deposits received in the ordinary course of a party's banking business.

(b)
"Threshold Amount" means, with respect to Party A, an amount equal to three percent of the shareholders' equity of Party A; and with respect to Party B, and any applicable Specified Entity of Party B USD 100,000,000, or the equivalent thereof in any other currency or currencies. For purposes of this definition, any Specified Indebtedness denominated in a currency other than the currency in which the Threshold Amount is expressed shall be converted into the currency in which the Threshold Amount is expressed at the exchange rate therefor reasonably chosen by the other party.

(c)
Section 5(a)(vi) of this Agreement will be deemed to be amended as follows:

a.
The phrase ", or becoming capable at such time of being declared," shall be deleted from Section 5(a)(vi)(l); and

b.
Section 5(a)(vi)(2) shall be deleted in its entirety.

(4)
The "Credit Event Upon Merger" provisions of Section 5(b)(v) will apply to Party A and Party B; provided, however, that if the applicable party has long term, unsecured and unsubordinated indebtedness or deposits which is or are publicly rated (such rating, a "Credit Rating") by Moody's Investor Services, Inc. ("Moody's"), Standard and Poors Ratings Group ("S&P") or any other internationally recognized rating agency (a "Rating Agency"), then the words "materially weaker" in line 6 of Section 5(b)(v) shall mean that the Credit Rating of such party (or, if applicable, the Credit Support Provider of such party) shall be rated lower than Baa3 by Moody's, or lower than BBB- by S&P or, in the event that there is no Credit Rating by either Moody's or S&P applicable to such party (or, if applicable, the Credit Support Provider of such party) but such party's long-term indebtedness or deposits is or are rated by a Rating Agency, lower than a rating equivalent to the foregoing by such Rating Agency.

(5)
The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(6)
"Termination Currency" will have the meaning set forth in Section 14 of this Agreement.

(6)
Additional Termination Event will not apply.

PART 2
Tax Representations

(A)
Payer Tax Representation. For the purpose of Section 3(e) of this Agreement:-Party A and Party B each makes the following representation:-

  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(B)
Payee Tax Representation. For the purpose of Section 3(f) of this Agreement:

(i)
Party A and Party B each represent, respectively, that it is a United States Person for U.S. federal income tax purposes and either (a) is a financial institution or (b) is not acting as an agent for a person that is not a United States Person for U.S. federal income tax purposes.

(ii)
Party B represents in respect of each Transaction where Party A's Office for the Transaction is not located in the United States of America:

            Party B is folly eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision and the "Other Income" provision (if any) of the income tax treaty (if any), in effect between the jurisdiction of Party A's Office for the Transaction and the United States of America with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the jurisdiction through which Party A has entered the relevant Transaction.

2

PART 3
Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents:

  (a)
  Tax forms, documents or certificates to be delivered are:

    For the purpose of Sections 4(a)(i) and (ii) of this Agreement, Party B agrees to deliver a complete and accurate United States Internal Revenue Service Form W-9 (or any applicable successor form), in a manner reasonably satisfactory to Party A, (I) upon execution of this Agreement; (II) promptly upon reasonable demand of Party A, and (III) promptly upon learning that any such form previously filed by Party B has become obsolete or incorrect (and each such form is hereby identified for purposes of Section 3(d) of this Agreement).

  (b)
  Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party B	Annual Report of Party B and of its Credit Support Provider (as applicable) containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with accounting principles that are generally accepted in the country or countries in which Party B and its Credit Support Provider (as applicable) is organized	Upon request	Yes
Party B
	Unaudited consolidated financial statements of Party B and of its Credit Support Provider (as applicable) for a fiscal quarter prepared in accordance with accounting principles that are generally accepted in the country or countries in which Party B and its Credit Support Provider (as applicable) is organized	Upon request	Yes
Party B	Guaranty (as defined in Part 4(6) of this Schedule)	Upon execution and delivery of this Agreement	No
Party B	Opinion of counsel satisfactory to Party A substantially in the form of Exhibit I hereto	Upon execution and delivery of this Agreement	No
Party B	Opinion of counsel to Guarantor satisfactory to Party A substantially in the form of Exhibit II hereto	Upon execution and delivery of this Agreement	No
Party B	Certified copies of all corporate authorizations and any other documents with respect to the execution, delivery and performance of this Agreement	Upon execution and delivery of this Agreement	Yes

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Party A and Party B	Certificate of authority and specimen signatures of individuals executing this Agreement, Confirmations and each Credit Support Document (as applicable)	Upon execution and delivery of this Agreement and thereafter upon request of the other party	Yes

PART 4
Miscellaneous

(1)
Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

  Address for notice or communications to Party A:

  Any notice relating to a particular Transaction shall be delivered to the address or facsimile number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5 and 6 of this Agreement shall be delivered to the following address:

Address:
Attention:
Facsimile No.:
Telephone No.:
Electronic Messaging System Details: N/A
with a copy to
Address:
Attention:
Facsimile:
Telephone:

Unless otherwise stated in a Confirmation, with respect to FX Transactions and Currency Option Transactions only, notices to Party A for the purpose of Section 12(a) of the Agreement shall be copied to the following addresses:

Payments in respect of FX Transactions and Currency Option Transactions shall be made in accordance with standing payment instructions provided by each party to the other, or as specified in a Confirmation.

(2)
Process Agent. For the purpose of Section 13(c) of this Agreement:

  Party A appoints as its Process Agent: Not applicable.

  Party B appoints as its Process Agent: Not applicable.

(3)
Offices. The provisions of Section 10(a) will apply to this Agreement.

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(4)
Multibranch Party. For the purpose of Section 10 of this Agreement:

  Party A is a Multibranch Party and may enter into a Transaction through any of the following Offices:—

  Party B is not a Multibranch Party.

(5)
Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(6)
Credit Support Document. Details of any Credit Support Documents:

  in relation to Party A: None

        in relation to Party B: The Guaranty of the Credit Support Provider dated as of the date hereof in favor of Party A and in the form appended hereto shall constitute a "Credit Support Document" in relation to all of the obligations of Party B and for all purposes of this Agreement.

(7)
Credit Support Provider.

  Credit Support Provider means, in relation to Party A, not applicable.

  Credit Support Provider means, in relation to Party B for all purposes hereof, Harrah's Entertainment, Inc. (the "Guarantor")

(8)
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(9)
Netting of Payments. "Multiple Transaction Payment Netting" will apply for the purpose of Section 2(c) of this Agreement to all Transactions starting from the date of this Agreement.

(10)
"Affiliate" will have the meaning specified in Section 14 of this Agreement.

(11)
Absence of Litigation. For the purpose of Section 3(c) of this Agreement:

        "Specified Entity" means, in relation to Party A, None

        "Specified Entity" means, in relation to Party B, any Affiliate of Party B.

(12)
No Agency. The provisions of Section 3(g) of this Agreement will apply to this Agreement.

(13)
Additional Representation will apply.    For the purpose of Section 3 of this Agreement, the following will each constitute an Additional Representation:

(h)
Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

              (i)  Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

             (ii)  Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and

5

    understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

            (iii)  Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

            (iv)  Other Transactions. It understands and acknowledges that the other party may, either in connection with entering into a Transaction or from time to time thereafter, engage in open market transactions that are designed to hedge or reduce the risks incurred by it in connection with such Transaction and that the effect of such open market transactions may be to affect or reduce the value of such Transaction.

(14)
Eligible Contract Participant. Each party represents to the other patty (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an "eligible contract participant", as defined in the Commodity Futures Modernization Act of 2000.

(15)
Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

PART 5
Other Provisions

(1)
Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(2)
ISDA Definitions. Reference is hereby made to the 2000 ISDA Definitions (the "2000 Definitions") and the 1998 FX and Currency Option Definitions (the "FX Definitions") (collectively the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(3)
Scope of Agreement. Notwithstanding anything contained in this Agreement to the contrary, any transaction (other than a repurchase transaction, reverse repurchase transaction, buy/sell-back transaction or securities lending transaction) which may otherwise constitute a "Specified Transaction" (without regard to the phrase "which is not a Transaction under this Agreement but" in the definition of "Specified Transaction") for purposes of this Agreement which has been or will be entered into between the parties shall constitute a "Transaction" which is subject to, governed by, and construed in accordance with the terms of this Agreement, unless any Confirmation with respect to a Transaction entered into after the execution of this Agreement expressly provides otherwise.

(4)
Inconsistency. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern:    (i) a Confirmation; (ii) the Schedule; (iii) the

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  ISDA Definitions; and (iv) the printed form of ISDA Master Agreement. In the event of any inconsistency between provisions contained in the 2000 Definitions and the FX Definitions, the FX Definitions shall prevail.

(5)
Confirmations. For the avoidance of doubt, the parties agree that Confirmations need not follow the form recommended in the various ISDA Definitions but may be in such other form and be exchanged by such other means (including electronic messaging system) as may be acceptable to the parties. In the event that any Confirmation refers to, or purports to incorporate, any other master agreement or market terms, such reference or purported incorporation shall be disregarded, unless the parties have expressly agreed otherwise in an amending agreement described as such and complying with Section 9(b) of this Agreement (and notwithstanding Section l(b) of this Agreement in this respect Confirmations shall not prevail over this Agreement).

(6)
Amendments to Section 5 Events of Default.

  Section 5(a)(vii)—Bankruptcy. The reference to "15 days" in sub-paragraph (7) shall be deleted and replaced with "30 days" in relation to Party A only.

(7)
Incorporation of 2002 Master Agreement Protocol. The definitions and provisions contained in the 2002 Master Agreement Protocol as published by the International Swaps and Derivatives Association, Inc. on July 15th, 2003, are hereby incorporated herein and all Annexes will be deemed to apply hereto.

(8)
Deletion of Section 6(f); Set-Off. Section 6(f) of this Agreement shall be deleted in its entirety.

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

[NAME]	HARRAH'S OPERATING COMPANY, INC.
By:	By:

7

SCHEDULE
to the
2002 MASTER AGREEMENT
dated as of                        , 2003
between

("Party A")	and	HARRAH'S OPERATING COMPANY, INC. ("Party B")

PART I
Termination Provisions

(1)
"Specified Entity" means, in relation to Party A, for the purpose of:

  Section 5(a)(v), any Affiliate of Party A;

  Section 5(a)(vi), none;

  Section 5(a)(vii), none; and

  Section 5(b)(v), none;

    and, in relation to Party B, for the purpose of:

  Section 5(a)(v), any Affiliate of Party B;

  Section 5(a)(vi), Parent or any of its Significant Subsidiaries (as such terms are defined in the Credit Agreement referred to in Part 5(6) hereof);

  Section 5(a)(vii), Parent or any of its Significant Subsidiaries (as such terms are defined in the Credit Agreement); and

  Section 5(b)(v), none.

(2)
"Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(3)
The "Cross-Default" provisions of Section 5(a)(vi) will apply to Party A, any applicable Specified Entity of Party B and Party B, and for such purpose:

(a)
"Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement, except that such term shall not include obligations in respect of deposits received in the ordinary course of a party's banking business.

(b)
"Threshold Amount" means, with respect to Party A, an amount equal to three percent of the shareholders' equity of Party A; and with respect to Party B, and any applicable Specified Entity of Party B USD 100,000,000, or the equivalent thereof in any other currency or currencies. For purposes of this definition, any Specified Indebtedness denominated in a currency other than the currency in which the Threshold Amount is expressed shall be converted into the currency in which the Threshold Amount is expressed at the exchange rate therefor reasonably chosen by the other party.

(c)
Section 5(a)(vi) of this Agreement will be deemed to be amended as follows:

(i)
The phrase ", or becoming capable at such time of being declared," shall be deleted from Section 5(a)(vi)(1); and
(ii)
Section 5(a)(vi)(2) shall be deleted in its entirety.

(4)
The "Credit Event Upon Merger" provisions of Section 5(b)(v) will apply to Party A and Party B; provided, however, that if the applicable party has long term, unsecured and unsubordinated indebtedness or deposits which is or are publicly rated (such rating, a "Credit Rating") by Moody's Investor Services, Inc. ("Moody's"), Standard and Poors Ratings Group ("S&P") or any other internationally recognized rating agency (a "Rating Agency"), then the words "materially weaker" in line 6 of Section 5(b)(v) shall mean that the Credit Rating of such party (or, if applicable, the Credit Support Provider of such party) shall be rated lower than Baa3 by Moody's, or lower than BBB- by S&P or, in the event that there is no Credit Rating by either Moody's or S&P applicable to such party (or, if applicable, the Credit Support Provider of such party) but such party's long-term indebtedness or deposits is or are rated by a Rating Agency, lower than a rating equivalent to the foregoing by such Rating Agency.

(5)
The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(6)
"Termination Currency" will have the meaning set forth in Section 14 of this Agreement.

(7)
Additional Termination Event will not apply.

PART 2
Tax Representations

(A)
Tax Representations. For the purpose of Section 3(f) of this Agreement:

(i)
Party A and Party B each represent, respectively, that it is a United States Person for U.S. federal income tax purposes and either (a) is a financial institution or (b) is not acting as an agent for a person that is not a United States Person for U.S. federal income tax purposes.

(ii)
Party B represents in respect of each Transaction where Party A's Office for the Transaction is not located in the United States of America:

            Party B is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision and the "Other Income" provision (if any) of the income tax treaty (if any), in effect between the jurisdiction of Party A's Office for the Transaction and the United States of America with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the jurisdiction through which Party A has entered the relevant Transaction.

PART 3
Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents:

  (a)
  Tax forms, documents or certificates to be delivered are:

    For the purpose of Sections 4(a)(i) and (ii) of this Agreement, Party B agrees to deliver a complete and accurate United States Internal Revenue Service Form W-9 (or any applicable successor form), in a manner reasonably satisfactory to Party A, (I) upon execution of this Agreement; (II) promptly upon reasonable demand of Party A, and (III) promptly upon learning that any such form previously filed by Party B has become obsolete or incorrect (and each such form is hereby identified for purposes of Section 3(d) of this Agreement).

  (b)
  Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party B	Annual Report of Party B and of its Credit Support Provider (as applicable) containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with accounting principles that are generally accepted in the country or countries in which Party B and its Credit Support Provider (as applicable) is organized	Upon request	Yes
Party B
	Unaudited consolidated financial statements of Party B and of its Credit Support Provider (as applicable) for a fiscal quarter prepared in accordance with accounting principles that are generally accepted in the country or countries in which Party B and its Credit Support Provider (as applicable) is organized	Upon request	Yes
Party B	Guaranty (as defined in Part 4(6) of this Schedule)	Upon execution and delivery of this Agreement	No
Party B	Opinion of counsel satisfactory to Party A substantially in the form of Exhibit I hereto	Upon execution and delivery of this Agreement	No
Party B	Opinion of counsel to Guarantor satisfactory to Party A substantially in the form of Exhibit II hereto	Upon execution and delivery of this Agreement	No
Party B	Certified copies of all corporate authorizations and any other documents with respect to the execution, delivery and performance of this Agreement	Upon execution and delivery of this Agreement	Yes
Party A and Party B	Certificate of authority and specimen signatures of individuals executing this Agreement, Confirmations and each Credit Support Document (as applicable)	Upon execution and delivery of this Agreement and thereafter upon request of the other party	Yes

PART 4
Miscellaneous

(1)
Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

  Address for notice or communications to Party A:

  Any notice relating to a particular Transaction shall be delivered to the address or facsimile number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5 and 6 of this Agreement shall be delivered to the following address:

  [Name]
  [Address]
  Facsimile No.:

  Address for notice or communications to Party B:

  Harrah's Operating Company, Inc.
  c/o Harrah's Entertainment, Inc.
  Attention: Charles L. Atwood, Senior Vice President,
  Chief Financial Officer and Treasurer
  One Harrah's Court
  Las Vegas, Nevada 89119
  Facsimile No.:
  Telephone No.:

  With a copy to:
  Harrah's Operating Company, Inc.
  c/o Harrah's Entertainment, Inc.
  Attention: General Counsel
  One Harrah's Court
  Las Vegas, Nevada 89119
  Facsimile No.:
  Telephone No.:

(2)
Process Agent. For the purpose of Section 13(c) of this Agreement:

  Party A appoints as its Process Agent: Not applicable.

  Party B appoints as its Process Agent: Not applicable.

(3)
Offices. The provisions of Section 10(a) will apply to this Agreement.

(4)
Multibranch Party. For the purpose of Section 10 of this Agreement:

  Party A is a Multibranch Party and may act through any Office specified in a Confirmation.

  Party B is not a Multibranch Party.

(5)
Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(6)
Credit Support Document.

  The Guaranty of the Credit Support Provider dated as of the date hereof in favor of Party A and in the form appended hereto shall constitute a "Credit Support Document" in relation to all of the obligations of Party B and for all purposes of this Agreement.

(7)
Credit Support Provider.

  Credit Support Provider means, in relation to Party A, not applicable.

  Credit Support Provider means, in relation to Party B for all purposes hereof, Harrah's Entertainment, Inc. (the "Guarantor")

(8)
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(9)
Netting of Payments. "Multiple Transaction Payment Netting" will apply for the purpose of Section 2(c) of this Agreement to all Transactions starting from the date of this Agreement.

(10)
"Affiliate" will have the meaning specified in Section 14 of this Agreement.

(11)
Absence of Litigation. For the purpose of Section 3(c) of this Agreement:

  "Specified Entity" means, in relation to Party A, any Affiliate of Party A.

  "Specified Entity" means, in relation to Party B, any Affiliate of Party B.

(12)
No Agency. The provisions of Section 3(g) of this Agreement will apply to this Agreement.

(13)
Additional Representation will apply. For the purpose of Section 3 of this Agreement, the following will each constitute an Additional Representation:

(h)
Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

              (i)  Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

             (ii)  Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

            (iii)  Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

            (iv)  Other Transactions. It understands and acknowledges that the other party may, either in connection with entering into a Transaction or from time to time thereafter, engage in open market transactions that are designed to hedge or reduce the risks incurred by it in connection with such Transaction and that the effect of such open market transactions may be to affect or reduce the value of such Transaction.

(14)
Eligible Contract Participant. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an "eligible contract participant", as defined in the Commodity Futures Modernization Act of 2000.

(15)
Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

PART 5
Other Provisions

(1)
Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(2)
ISDA Definitions. Reference is hereby made to the 2000 ISDA Definitions (the "2000 Definitions") and the 1998 FX and Currency Option Definitions (the "FX Definitions") (collectively the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(3)
Scope of Agreement. Notwithstanding anything contained in this Agreement to the contrary, any transaction (other than a repurchase transaction, reverse repurchase transaction, buy/sell-back transaction or securities lending transaction) which may otherwise constitute a "Specified Transaction" (without regard to the phrase "which is not a Transaction under this Agreement but" in the definition of "Specified Transaction") for purposes of this Agreement which has been or will be entered into between the parties shall constitute a "Transaction" which is subject to, governed by, and construed in accordance with the terms of this Agreement, unless any Confirmation with respect to a Transaction entered into after the execution of this Agreement expressly provides otherwise.

(4)
Inconsistency. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern: (i) a Confirmation; (ii) the Schedule; (iii) the ISDA Definitions; and (iv) the printed form of ISDA Master Agreement. In the event of any inconsistency between provisions contained in the 2000 Definitions and the FX Definitions, the FX Definitions shall prevail.

(5)
Additional Event of Default. With respect to Party B, it shall constitute an Event of Default under this Agreement if there shall occur and be continuing 30 days following any applicable grace period any Event of Default under the Credit Agreement.

  "Credit Agreement" means the Credit Agreement, dated as of April 23, 2003, among Party B, each of the Subsidiaries that becomes a borrower pursuant to Section 2.9 thereof, Harrah's Entertainment Inc., Bank of America, N.A. and the Lenders party thereto from time to time, Deutsche Bank Trust Company Americas, as Syndication Agent, Citicorp USA, Inc., Party A and Wells Fargo Bank, N.A. as Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent, as amended, supplemented or otherwise modified from time to time; provided that if the obligations under the Credit Agreement are paid in full, the Credit Agreement is otherwise terminated or cancelled, or Party A shall for any reason cease to remain a party thereto, Credit Agreement means the Credit Agreement as it existed immediately prior to such event. Capitalized terms defined therein and not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

(6)
Further Agreements of Party B. Party B agrees with Party A that Party B will comply with each of the covenants set forth in Articles 5 and 6 of the Credit Agreement.

(7)
Further Representations of Party B. Party B represents and warrants to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that each of the representations and warranties made by Party B in Article 4 of the Credit Agreement is true and correct and no Event of Default under the Credit Agreement has occurred and is continuing.

(8)
Deletion of Section 6(f); Set-Off. Section 6(f) of this Agreement shall be deleted in its entirety.

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

[NAME]		HARRAH'S OPERATING COMPANY, INC.
By:	Name: Title:	By:	Name: Title:

EXHIBIT I

FORM OF OPINION OF COUNSEL TO PARTY B

Date:
[Name]
[Address]

Ladies and Gentlemen:

        We are counsel to Harrah's Operating Company, Inc. a                        corporation (the "Counterparty"), and we are delivering this opinion in connection with the 2002 Master Agreement, dated as of                        , 2003 (as supplemented by the Confirmations relating to the Transactions entered into pursuant thereto, the "Agreement"), between the Counterparty and [Name] (the "Bank"). Terms defined in the Agreement are used herein as therein defined.

        In that connection, we have examined the originals, or copies certified to our satisfaction, of the Agreement and such corporate records of the Counterparty, certificates of public officials and of officers of the Counterparty, and agreements, instruments, and documents, as we have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Counterparty, or its officers or of public officials. We have assumed the due execution and delivery of the Agreement by the Bank.

        Based upon the foregoing, we are of the following opinion:

        1.     The Counterparty is a corporation duly organized, validly existing and in good standing under the laws of                        .

        2.     The Counterparty has the power to execute and deliver the Agreement and to perform its obligations under the Agreement and has taken all necessary action to authorize such execution and delivery and performance of such obligations.

        3.     The execution and delivery of the Agreement by the Counterparty and the Counterparty's performance of its obligations under the Agreement do not violate or conflict with any law, rule or regulation applicable to it, any provision of its charter or by-laws (or comparable constitutional documents), any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting the Counterparty or any of its assets.

        4.     All authorizations of and exemptions, actions or approvals by, and all notices to or filings with, any governmental or other authority that are required to have been obtained or made by the Counterparty with respect to the Agreement have been obtained or made and are in full force and effect and all conditions of any such authorizations, exemptions, actions or approvals have been complied with.

        5.     The Agreement constitutes the Counterparty's legal, valid and binding obligation enforceable against the Counterparty in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

        6.     To the best of our knowledge, after due inquiry, there is not pending or threatened against the Counterparty or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, government body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against the Counterparty of the Agreement or its ability to perform its obligations thereunder.

        We are qualified to practice law in                        and do not purport to be expert on, or to express any opinion herein concerning, any law other than the laws of                         [, the Delaware General Corporation Law] [and the federal laws of the United States of America].

                      Very truly yours,

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EXHIBIT II

FORM OF OPINION OF COUNSEL TO GUARANTOR

Date:
[Name]
[Address]

Ladies and Gentlemen:

        We are counsel to Harrah's Entertainment, Inc. a                        corporation (the "Guarantor") and we are delivering this opinion in connection with the Guaranty, dated as of                         , 2003 issued by the Guarantor in connection with the 2002 Master Agreement dated as of                        , 2003 between Harrah's Operating Company, Inc. and [Name] (the "Bank"). Terms defined in the Guaranty are used herein as therein defined.

        In that connection, we have examined the originals, or copies certified to our satisfaction, of the Guaranty and such corporate records of the Guarantor, certificates of public officials and of officers of the Guarantor, and agreements, instruments, and documents, as we have deemed necessary as a basis for the opinions hereinafter expressed. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Guarantor, or its officers or of public officials.

        Based upon the foregoing, we are of the following opinion:

        1.     The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of                        .

        2.     The Guarantor has the power to execute and deliver the Guaranty and to perform its obligations under the Guaranty and has taken all necessary action to authorize such execution and delivery and performance of such obligations.

        3.     The execution and delivery of the Guaranty by the Guarantor and the Guarantor's performance of its obligations under the Guaranty do not violate or conflict with any law, rule or regulation applicable to it, any provision of its charter or by-laws (or comparable constitutional documents), any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting the Guarantor or any of its assets.

        4.     All authorizations of and exemptions, actions or approvals by, and all notices to or filings with, any governmental or other authority that are required to have been obtained or made by the Guarantor with respect to the Guaranty have been obtained or made and are in full force and effect and all conditions of any such authorizations, exemptions, actions or approvals have been complied with.

        5.     The Guaranty constitutes the Guarantor's legal, valid and binding obligation enforceable against the Guarantor in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

        6.     To the best of our knowledge, after due inquiry, there is not pending or threatened against the Guarantor or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, government body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against the Guarantor of the Guaranty or its ability to perform its obligations thereunder.

        We are qualified to practice law in                        and do not purport to be expert on, or to express any opinion herein concerning, any law other than the laws of                         [, the Delaware General Corporation Law] [and the federal laws of the United States of America].

                      Very truly yours,

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Exhibit III

GUARANTY

        GUARANTY, dated as of                        , 2003, between Harrah's Entertainment, Inc. (the "Guarantor") and [Name] (the "Bank").

RECITALS

        Harrah's Operating Company, Inc. (the "Counterparty") and the Bank are parties to a 2002 Master Agreement, dated as of                        , 2003 (the "Agreement"). The Agreement provides that the Counterparty is required to provide the Bank with a Guaranty duly executed by the Guarantor containing the terms and conditions set forth herein. Capitalized terms used herein not otherwise defined have the meanings assigned to them in the Agreement. Pursuant to the Agreement and as an inducement to the Bank to enter into the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Guarantor agree as follows:

        1.    Guaranty of Payment.    The Guarantor, as primary obligor and not as surety only, hereby unconditionally guarantees the due and punctual payment (whether at stated maturity, upon acceleration, early termination or otherwise) of any amounts arising out of or in connection with the Agreement, including without limitation the obligation of the Counterparty to pay any Fixed Amounts or Floating Amounts, any settlement amounts due and owing pursuant to Section 6 of the Agreement and all expenses of collection, counsel fees and other expenses incurred by the Bank in connection with the enforcement of its rights under the Agreement (collectively, the "Guaranteed Obligations"). Upon any failure by the Counterparty to pay any of the Guaranteed Obligations, the Guarantor agrees that it will forthwith on demand pay, at the place and in the manner specified in the Agreement, such amounts which the Counterparty has failed to pay. This Guaranty is a guaranty of payment and not merely a guaranty of collection.

        2.    Guaranty Unconditional and Absolute.    The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (i)  any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Counterparty or any other guarantor of any of the Guaranteed Obligations;

           (ii)  any release, exchange, non-perfection or invalidity of any direct or indirect security for any of the Guaranteed Obligations;

          (iii)  any modification or amendment of or supplement to the Agreement;

          (iv)  any change in the corporate existence (including its constitution, laws, rules, regulations or powers), structure or ownership of the Counterparty or the Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Counterparty or its assets, the Guarantor or any other guarantor of any of the Guaranteed Obligations;

           (v)  the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Counterparty, the Bank or any other corporation or person, whether in connection herewith or in connection with any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi)  any invalidity or unenforceability relating to or against the Counterparty or any other guarantor for any reason of the Agreement or any other guaranty agreement, or any provision of applicable law or regulation purporting to prohibit payment by the Counterparty of amounts to be paid by it under the Agreement or any of the Guaranteed Obligations or under any such guaranty agreement; or

         (vii)  any other act or omission to act or delay of any kind by the Counterparty, any other guarantor, the Bank or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

        3.    Discharge Only Upon Payment In Full; Reinstatement in Certain Circumstances.    The Guarantor's obligations hereunder constitute a guarantee of payment and not of collection merely and shall remain in full force and effect until the Guaranteed Obligations shall have been paid in full in accordance with the terms hereof and of the Agreement. If at any time any payment of any of the Guaranteed Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Counterparty or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made.

        4.    Waiver by the Guarantor.    The Guarantor irrevocably waives acceptance hereof, diligence, presentment, demand, protest, notice of dishonor and any notice not provided for herein, as well as any requirement that at any time any person exhaust any right or take any action against the Counterparty or its assets or any other guarantor or person.

        5.    Subrogation.    Upon making any payment hereunder, the Guarantor shall be subrogated to the rights of the Bank against the Counterparty with respect to such payment; provided that the Guarantor shall not enforce any right or receive any payment by way of subrogation until all of the Guaranteed Obligations shall have been paid in full.

        6.    Stay of Acceleration Ineffective with respect to Guarantor.    In the event that acceleration of the time for payment of any amount payable by the Counterparty under the Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Counterparty, all such amounts otherwise subject to acceleration or required to be paid upon an early termination pursuant to the terms of the Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Bank.

        7.    Assignment; Successors and Assigns.    The Guaranty shall be binding upon and inure to the benefit of the Guarantor and its successors and assigns and the Bank and its successors and assigns. The Guarantor may not transfer or assign its rights and obligations hereunder without the prior written consent of the Bank, and any such purported assignment without the written consent of the Bank will be void.

        8.    Amendments and Waivers.    No provision of this Guaranty may be amended, supplemented or modified, nor any of the terms and conditions hereof or thereof waived, except by a written instrument executed by the Guarantor and the Bank.

        9.    Expenses and Taxes.    Without limiting the generality of the Guarantor's obligations hereunder, the Guarantor agrees to pay to the Bank upon its request all reasonable costs and expenses, including fees and disbursements of counsel and taxes, incurred by the Bank in connection with the occurrence of any Event of Default under the Agreement and collection or other enforcement proceedings against any person or assets resulting therefrom, all of which shall be "Guaranteed Obligations" the payment of which is guaranteed hereunder. The Guarantor agrees that all amounts payable under this Guaranty shall be paid without set-off or counterclaim and free and clear of, and without deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed by any governmental or taxing authority to which the Guarantor is subject.

        10.    Waiver of Jury Trial.    Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Guaranty.

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        11.    Governing Law.    This Guaranty shall be governed by and construed in accordance with the law of the State of New York.

        12.    Jurisdiction.    With respect to any suit, action or proceedings relating to this Guaranty, the Guarantor irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and hereby waives any objection which it may have at any time to the laying of venue of any suit, action or proceedings brought in any such court, waives any claim that such suit, action or proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such suit, action or proceedings, that such court does not have any jurisdiction over such party.

        IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed as of the date first above written.

HARRAH'S ENTERTAINMENT, INC.
By:	Title:
[NAME]
By:	Title:

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